                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement                         [ ]  Confidential, for Use of the Commission Only
[X]  Definitive Proxy Statement                             (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or 240.14a-12


                             Redback Networks Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

     (5)  Total fee paid:
--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

     (3)  Filing Party:

--------------------------------------------------------------------------------

     (4)  Date Filed:
--------------------------------------------------------------------------------

                                      LOGO


                                                                     May 2, 2000


Dear Redback Stockholder:

     A special meeting of stockholders of Redback Networks Inc., a Delaware corporation ("Redback"), will be held at 1195 Borregas Avenue, Sunnyvale, California, on Thursday, June 8, 2000, at 10:00 a.m., local time.

     Details of the business to be conducted at the special meeting are in the attached proxy statement and notice of special meeting of stockholders.

     It is important that your shares be represented and voted at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE DO ONE OF THE
FOLLOWING:

     - COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE;

     - DIAL THE TELEPHONE NUMBER INDICATED ON THE ENCLOSED PROXY CARD AND CAST YOUR VOTE IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN TO YOU ON THE TELEPHONE; OR


     - CAST YOUR VOTE VIA THE INTERNET AT HTTP://PROXY.GEORGESON.COM.


     Voting your shares prior to the special meeting does NOT deprive you of your right to attend the special meeting. If you decide to attend the special meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

     On behalf of the board of directors, I would like to express our appreciation for your continued interest in the affairs of Redback. We look forward to seeing you at the special meeting.

                                          Sincerely,

                                          /s/ DENNIS L. BARSEMA
                                          Dennis L. Barsema
                                          Director and Chief Executive Officer


     This proxy statement is dated May 2, 2000 and is first being mailed to stockholders on or about May 3, 2000.

                                      LOGO

               1195 Borregas Avenue, Sunnyvale, California 94089
                           -------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           To Be Held on June 8, 2000
                           -------------------------

To Our Stockholders:

     You are cordially invited to attend a special meeting of stockholders of Redback Networks Inc. ("Redback") that will be held at 10:00 a.m., local time, on June 8, 2000 at 1195 Borregas Avenue, Sunnyvale, California. At the special meeting, you will be asked to consider and vote on the following proposals:

     1. To amend Redback's Amended and Restated Certificate of Incorporation to increase the number of shares of common stock that Redback is authorized to issue from 200,000,000 to 750,000,000; and

     2. To act upon any and all matters incident to the foregoing, and such other business as may legally come before the meeting and any adjournments or postponements thereof.

       The foregoing items of business are more fully described in the attached Proxy Statement.

     Only stockholders of record who own shares of common stock at the close of business on April 28, 2000, referred to as the record date, are entitled to notice of, and to vote at, this special meeting or any adjournments or postponements thereof. Your vote as a stockholder of Redback is important. You may vote your shares by:

     - marking, signing, dating and returning the enclosed proxy card as promptly as possible in the postage prepaid envelope provided;

     - dialing the telephone number indicated on the enclosed proxy card and casting your vote in accordance with the instructions given to you on the telephone; or


     - casting your vote via the Internet at http://proxy.georgeson.com.

You may also vote in person at the meeting, even if you use any of the three options above. If your shares are not registered in your own name and you plan to attend the special meeting and vote your shares in person, you will need to ask the broker, trust company, bank or other nominee that holds your shares to provide you with evidence of your share ownership on April 28, 2000 and bring that evidence to the special meeting.

                                          By Order of the Board of Directors

                                          /s/ Dennis L. Barsema
                                          Dennis L. Barsema
                                          Director and Chief Executive Officer

Sunnyvale, California

May 2, 2000


                                   IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE DO ONE OF THE
FOLLOWING:

- COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE;

- DIAL THE TELEPHONE NUMBER INDICATED ON THE ENCLOSED PROXY CARD AND CAST YOUR VOTE IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN TO YOU ON THE TELEPHONE; OR


- CAST YOUR VOTE VIA THE INTERNET AT HTTP://PROXY.GEORGESON.COM.


YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING. IF YOU DECIDE TO ATTEND THE SPECIAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

                             REDBACK NETWORKS INC.
                              1195 BORREGAS AVENUE
                          SUNNYVALE, CALIFORNIA 94089
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                      FOR SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 8, 2000

DATE, TIME, PLACE AND PURPOSE OF THE SPECIAL MEETING

     The special meeting of stockholders of Redback will be held at 10:00 a.m., local time, on June 8, 2000 at, 1195 Borregas Avenue, Sunnyvale, California. At the meeting, stockholders of record of Redback common stock at the close of business on April 28, 2000 will be asked to consider and vote on the following proposals:

          1. To amend Redback's Amended and Restated Certificate of Incorporation to increase the number of shares of common stock that Redback is authorized to issue from 200,000,000 to 750,000,000; and

          2. To act upon any and all matters incident to the foregoing, and such other business as may legally come before the meeting and any adjournments or postponements thereof.

RECORD DATE AND OUTSTANDING SHARES


     Only holders of record of Redback common stock at the close of business on April 28, 2000, referred to as the record date, are entitled to notice of, and to vote at, the special meeting. As of the close of business on the record date, there were 145,953,179 shares of Redback common stock outstanding and entitled to vote, held of record by approximately 772 stockholders.



     ALL SHARE NUMBERS PROVIDED IN THIS PROXY STATEMENT HAVE BEEN ADJUSTED TO REFLECT THE 2-FOR-1 SPLIT OF COMMON STOCK EFFECTED ON APRIL 3, 2000.


VOTE AND QUORUM REQUIRED

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Redback common stock entitled to vote at the special meeting is necessary to constitute a quorum. Holders of Redback's common stock are entitled to one vote for each share held as of the record date. The holders of a majority of the outstanding shares of Redback common stock as of the record date must approve the amendment to the certificate of incorporation.

ABSTENTIONS; BROKER NON-VOTES ON THE PROPOSAL

     A properly executed proxy marked ABSTAIN, although counted for purposes of determining whether there is a quorum and for purposes of determining the number of shares represented and entitled to vote at the meeting, will not be voted with respect to the matter as to which the proxy is marked ABSTAIN. Any proxy marked ABSTAIN will have the same effect as a vote against the proposals. In the event that a broker, bank, custodian, nominee or other record holder of Redback common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, which is called a broker non-vote, those shares will not be considered for purposes of determining the number of shares entitled to vote with respect to a particular proposal on which the broker has expressly not voted, but will be counted for purposes of determining the presence or absence of a quorum for the transaction of business.

EXPENSES OF PROXY SOLICITATION


     Redback hired Georgeson Shareholder Communications Inc. to assist in the distribution of proxy materials and solicitation of votes for $6,500 plus reasonable out-of-pocket expenses. Following the original mailing of the proxies and other soliciting materials, Redback and its agents also may solicit proxies by mail, telephone, telegraph, via the Internet or in person. Following the original mailing of the proxies this proxy statement and other soliciting materials, Redback will request brokers, custodians, nominees and other record holders of Redback common stock to forward copies of the proxy, this proxy statement and other soliciting materials to persons for whom they hold shares of Redback common stock and to request authority for the exercise of proxies. In such cases, upon the request of the record holders, Redback will reimburse them for their reasonable expenses.


VOTING OF PROXIES ON THE PROPOSAL


     The proxy accompanying this proxy statement is solicited on behalf of the Redback board of directors for use at the special meeting. If you are a Redback stockholder, you are requested to complete, date and sign the accompanying proxy and promptly return it in the enclosed envelope or otherwise mail it to Redback. Alternatively, you may dial the telephone number indicated on the enclosed proxy card to cast your vote by following the instructions given to you on the telephone or you may vote via the Internet at http://proxy.georgeson.com. All properly signed proxies received by Redback prior to the vote at the meeting that are not revoked will be voted at the meeting according to the instructions indicated on the proxies or, if no direction is indicated, to approve each proposal for which no direction is indicated.


     Redback's board of directors does not know of any matter that is not referred to in this proxy statement to be presented for action at the meeting. If any other matters are properly brought before the meeting, the persons named in the proxies will have authority to vote on such matters at their discretion.

HOW TO REVOKE YOUR PROXY

     You may revoke your proxy at any time before it is exercised at the meeting by taking any of the following actions:

     - delivering to the secretary of Redback, by any means, including facsimile, a written notice bearing a date later than the date of the proxy, stating that the proxy is revoked;

     - signing and delivering a proxy relating to the same shares and bearing a date later than the date of the proxy prior to the vote at the meeting; or

     - attending the meeting and voting in person, although attendance at the meeting will not, by itself, revoke a proxy.

     Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must bring to the meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares as of the record date.

                                    PROPOSAL

                             AMENDMENT TO REDBACK'S
               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

     The board of directors has determined that it is in the best interests of Redback and its stockholders to amend Redback's Amended and Restated Certificate of Incorporation to increase the number of shares of common stock that Redback is authorized to issue from 200,000,000 to 750,000,000. Accordingly, the board of directors has unanimously approved the amendment to the Amended and Restated Certificate of Incorporation of Redback, in the form attached hereto as Exhibit A, referred to as the Amended Certificate, and hereby solicits the approval of Redback's stockholders of the Amended Certificate. If the stockholders approve the Amended Certificate, the board of directors currently intends to file the Amended Certificate with the Secretary of State of the State of Delaware as soon as practicable following such stockholder approval. If the Amended Certificate is not approved by the stockholders, the existing Amended and Restated Certificate of Incorporation will continue in effect.

     The board of directors believes that it is in the best interests of Redback and its stockholders to increase the number of authorized but unissued shares of common stock to provide flexibility in the future for stock issuances, such as acquiring or investing in complementary businesses, establishing strategic relationships with corporate partners, providing equity incentives to employees, officers or directors, or effecting stock splits or dividends. Redback has no current plans to issue any of the additional authorized shares of common stock.

POSSIBLE EFFECTS OF THE PROPOSED AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

     If the stockholders approve the proposed Amended Certificate, the board of directors may cause the issuance of additional shares of common stock without further vote of the stockholders of Redback, except as provided under Delaware corporate law or under the rules of any securities exchange on which shares of common stock of Redback are then listed. Current holders of common stock have no preemptive or similar rights, which means that current stockholders do not have a prior right to purchase any new issue of common stock of Redback in order to maintain their relative ownership thereof. The issuance of additional shares of common stock would decrease the proportionate equity interest of Redback's current stockholders and, depending upon the price paid for such additional shares, could result in dilution to Redback's current stockholders.

     The proposed Amended Certificate could, under certain circumstances, have an anti-takeover effect, although this is not the intention of Redback. For example, the substantial increase in the number of authorized shares of common stock could help Redback's management frustrate efforts of stockholders seeking to remove management and could have the effect of limiting stockholder participation in transactions such as mergers or tender offers, regardless of whether those transactions are favored by incumbent management. In addition, if the Amended Certificate is approved, the board of directors will have the ability to issue shares privately in transactions that could frustrate proposed mergers, tender offers or other transactions, even if those transactions are at substantial market premiums and are favored by a majority of the independent stockholders. Such an issuance of shares of common stock would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of Redback. Although Redback has no current plans to issue any of the additional authorized shares of common stock, if the Amended Certificate is approved by the stockholders, more capital stock of Redback will be available for such purposes than is currently available.

     Redback is subject to Section 203 of the Delaware General Corporation Law, referred to as DGCL Section 203, which regulates corporate acquisitions. DGCL
Section 203 prevents certain

Delaware corporations, including those whose securities are listed for trading on the Nasdaq National Market, from engaging, under certain circumstances, in a "business combination" with any "interested stockholder" for three years following the date that such stockholder became an interested stockholder. For purposes of DGCL Section 203, a "business combination" includes, among other things, a merger or consolidation involving the Company and the interested stockholder and the sale of more than ten percent (10%) of the Company's assets. In general, DGCL Section 203 defines an "interested stockholder" as any entity or person beneficially owning 15% or more the outstanding voting stock of the Company and any entity or person affiliated with or controlling or controlled by such entity or person. A Delaware corporation may "opt out" of DGCL Section 203 with an express provision in its original Certificate of Incorporation or an express provision in its Certificate of Incorporation or Bylaws resulting from amendments approved by the holders of at least a majority of the corporation's outstanding voting shares. The Company has not "opted out" of the provisions of DGCL Section 203.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDED CERTIFICATE.

                 INFORMATION REGARDING BENEFICIAL OWNERSHIP OF
                PRINCIPAL STOCKHOLDERS, DIRECTORS AND MANAGEMENT

     The following table sets forth certain information, as of March 10, 2000, with respect to the beneficial ownership of our common stock, as adjusted to reflect the 2-for-1 split effected April 3, 2000, by:

     - each person who is known by us to beneficially own more than 5% of our common stock;

     - the chief executive officer and each of our executive officers;

     - each of our directors; and

     - all of our directors and executive officers as a group.

     Except as otherwise indicated, we believe that the beneficial owners of the common stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares. The percentage of beneficial ownership for the following table is based on 146,334,770 shares of common stock, as adjusted to reflect the 2-for-1 split effected April 3, 2000, issued and outstanding as of March 10, 2000. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Common stock subject to options currently exercisable within 60 days of March 10, 2000 are deemed outstanding for purposes of computing the percentage ownership of the person holding such option but are not deemed outstanding for purposes of computing the percentage ownership of any other person. Except where indicated, and subject to community property laws where applicable, the persons in the table below have sole voting and investment power with respect to all common stock shown as beneficially owned by them. Unless otherwise indicated, the address of each of the individuals listed in the table is c/o Redback Networks Inc., 1195 Borregas Avenue, Sunnyvale, CA 94089.

                                                                                     PERCENTAGE OF
                                                            SHARES BENEFICIALLY   SHARES BENEFICIALLY
   NAME AND ADDRESS (IF APPLICABLE) OF BENEFICIAL OWNER            OWNED                 OWNED
   ----------------------------------------------------     -------------------   -------------------
EXECUTIVE OFFICERS AND DIRECTORS
Dennis J. Barsema.........................................       2,451,420                1.68%
Vivek Ragavan.............................................       2,856,324                1.95%
Craig M. Gentner..........................................               0                   *
William H. Kind...........................................       1,606,682                1.10%
Randall J. Kruep(1).......................................         908,600                   *
Pankaj S. Patel...........................................       1,309,148                   *
James R. Flach(2).........................................         779,884                   *
Promod Haque(3)...........................................       6,963,554                4.76%
Vinod Khosla(4)...........................................      16,499,816               11.28%
William H. Kurtz(5).......................................          99,964                   *
Pierre R. Lamond(6).......................................       5,730,602                3.92%
Daniel J. Warmenhoven.....................................         300,000                   *
OTHER 5% STOCKHOLDERS
Entities affiliated with Sequoia Capital(7)...............       4,926,268                3.37%
  3000 Sand Hill Road
  Building 4, Suite 280
  Menlo Park, CA 94025
Entities affiliated with Kleiner Perkins Caufield &
  Byers(8)................................................      16,499,816               11.28%
  2750 Sand Hill Road
  Menlo Park, CA 94025
Entities affiliated with Norwest Venture Partners(9)......       6,963,554                4.76%
  245 Lytton Avenue, Suite 250
  Palo Alto, CA 94301
All executive officers and directors as a group (12
  persons)(10)............................................      44,432,262                30.4%

-------------------------
 *  Represents beneficial ownership of less than 1%.

(1) Includes 716,600 shares and options immediately exercisable for 180,000 shares owned individually by Mr. Kruep, 4,000 shares owned by the Julia Kruep Trust dated May 14th, 1999, 4,000 shares owned by the Andrew Kruep Trust dated May 14th, 1999 and 4,000 shares owned by the Christian Kruep Trust dated May 14th, 1999.

(2) Includes 679,884 shares and options immediately exercisable for 100,000 shares owned individually by Mr. Flach.

(3) Includes 6,963,554 shares held by Norwest Venture Partners VII, LP. Mr. Haque disclaims beneficial ownership of the shares held by Norwest Venture Partners VII, LP, except to the extent of his pecuniary interest therein as a general partner of Itasca VC Partners VII, LLP, which is the general partner of Norwest Venture Partners VII, LP.

(4) Includes 15,206,236 shares held by Kleiner Perkins Caulfield & Byers VIII, L.P., 881,086 shares held by KPCB VIII Founders Fund, L.P. and 412,494 shares held by KPCB Information Sciences Zaibatsu Fund II, L.P. Mr. Khosla disclaims beneficial ownership of the shares held by Kleiner Perkins Caulfield & Byers VIII, L.P., KPCB VIII Founders Fund, L.P. and KPCB Information Sciences Zaibatsu Fund II, L.P., except to the extent of his pecuniary interest therein as a general partner of Kleiner Perkins Caulfield & Byers.

(5)  Includes options immediately exercisable for 99,800 shares.

(6) Includes 122,884 shares and options immediately exercisable for 100,000 shares owned individually by Mr. Lamond, 361,946 shares owned by the Pierre
     R. and Christine E. Lamond Trust dated November 22, 1985, 219,504 shares held in the David A. Lamond Trust dated November 16, 1992, 140,202 shares held by Sequoia 1995 LLC, 4,540 shares held by Sequoia 1997, 4,512,336 shares held by Sequoia Capital VII, 261,134 shares held by Sequoia Technology Partners VII and 8,056 shares held by SQP 1997. Mr. Lamond disclaims beneficial ownership of the shares held by Sequoia 1995 LLC, Sequoia 1997, Sequoia Capital VII, Sequoia Technology Partners VII and SQP 1997, except to the extent of his pecuniary interest therein as a partner of Sequoia Capital.

(7) 140,202 shares are held by Sequoia 1995 LLC, 4,540 shares are held by Sequoia 1997, 4,512,356 shares are held by Sequoia Capital VII, 261,134 shares are held by Sequoia Technology Partners VII and 8,056 shares are held by SQP 1997. Mr. Lamond disclaims beneficial ownership of the shares held by Sequoia 1995 LLC, Sequoia 1997, Sequoia Capital VII, Sequoia Technology Partners VII and SQP 1997, except to the extent of his pecuniary interest therein as a partner of Sequoia Capital.

(8) 15,206,236 shares are held by Kleiner Perkins Caulfield & Byers VIII, L.P., 881,086 shares are held by KPCB VIII Founders Fund, L.P. and 412,494 shares are held by KPCB Information Sciences Zaibatsu Fund II, L.P. Mr. Khosla disclaims beneficial ownership of the shares held by Kleiner Perkins Caulfield & Byers VIII, L.P., KPCB VIII Founders Fund, L.P. and KPCB Information Sciences Zaibatsu Fund II, L.P., except to the extent of his pecuniary interest therein as a general partner of Kleiner Perkins Caulfield & Byers.

(9) 6,963,554 shares are held by Norwest Venture Partners VII, LP. Mr. Haque disclaims beneficial ownership of shares held by Norwest Venture Partners VII, LP, except to the extent of his pecuniary interest therein as a general partner of Itasca VC Partners VII, LLP, which is the general partner of Norwest Venture Partners VII, LP.

(10) Includes options immediately exercisable for 479,800 shares.

                 STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     Stockholder proposals intended to be presented at the 2001 annual meeting must be received by Redback at its offices at 1195 Borregas Avenue, Sunnyvale, California 94089, Attn: Olivia Martinez, not later than October 17, 2000 and satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in Redback's proxy statement for that meeting. Pursuant to new amendments to Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended, a stockholder proposal intended to be presented at the 2001 annual meeting must be received by Redback at its offices at 1195 Borregas Avenue, Sunnyvale, California 94089, Attn: Olivia Martinez, not later than January 1, 2001 in order for proxy holders to be allowed to use their discretionary voting authority to vote on such proposal when the proposal is raised at the 2001 annual meeting, even though there is no discussion of such proposal in Redback's proxy statement for that meeting.

                                 OTHER MATTERS

     The board of directors knows of no other matters to be presented for stockholder action at the special meeting. However, if other matters do properly come before the special meeting or any adjournments or postponements thereof, the board of directors intends that the persons named in the proxies will vote upon such matters at their discretion.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          /s/ Dennis L. Barsema
                                          Dennis L. Barsema
                                          Director and Chief Executive Officer

Sunnyvale, California

May 2, 2000


WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE DO ONE OF THE
FOLLOWING:

- COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE;

- DIAL THE TELEPHONE NUMBER INDICATED ON THE ENCLOSED PROXY CARD AND CAST YOUR VOTE IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN TO YOU ON THE TELEPHONE; OR


- CAST YOUR VOTE VIA THE INTERNET AT HTTP://PROXY.GEORGESON.COM.


YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING. IF YOU DECIDE TO ATTEND THE SPECIAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE SPECIAL MEETING.

                                   EXHIBIT A

               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                           OF REDBACK NETWORKS INC.,
                             A DELAWARE CORPORATION

     The undersigned, Dennis L. Barsema, hereby certifies that:

     ONE: He is the duly elected and acting Chief Executive Officer of said corporation.

     TWO: The name of the corporation is Redback Networks Inc. and that the corporation was originally incorporated on August 30, 1996 pursuant to the General Corporation Law of the State of Delaware.

     THREE: Pursuant to Section 242 and Section 245 of the General Corporation Law of the State of Delaware, Redback Networks Inc. has adopted this Amended and Restated Certificate of Incorporation, restating, integrating and further amending its Amended and Restated Certificate of Incorporation dated on or about September 11, 1998, as amended on March 24, 1999 and March 8, 2000, which Amended and Restated Certificate of Incorporation has been duly proposed by the directors and adopted by the stockholders of this corporation (by written consent pursuant to Section 228 of said General Corporate Law) in accordance with the provisions of said Section 242 and Section 245.

     FOUR: The Amended and Restated Certificate of Incorporation of said corporation shall be amended and restated to read in full as follows:

                                   ARTICLE I

     The name of this corporation is Redback Networks Inc.

                                   ARTICLE II

     The address of the registered office of this corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, 19801, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

                                  ARTICLE III

     The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                   ARTICLE IV

     This corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares that this corporation is authorized to issue is seven hundred and sixty million (760,000,000) shares. Seven hundred and fifty million (750,000,000) shares shall be Common Stock, par value $.0001 per share, and ten million (10,000,000) shares shall be Preferred Stock, par value $.0001 per share.

     The Preferred Stock may be issued from time to time in one or more series, without further stockholder approval. The Board of Directors is hereby authorized, in the resolution or resolutions adopted by the Board of Directors providing for the issuance of any wholly unissued series of Preferred Stock, within the limitations and restrictions stated in this Amended and Restated

Certificate of Incorporation (the "Restated Certificate"), to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them, and to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

                                   ARTICLE V

     Except as otherwise provided in this Restated Certificate, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of this corporation.

                                   ARTICLE VI

     The number of directors of this corporation shall be fixed from time to time by a bylaw or amendment thereof duly adopted by the Board of Directors or by the stockholders.

                                  ARTICLE VII

     Elections of directors need not be by written ballot unless the Bylaws of this corporation shall so provide.

                                  ARTICLE VIII

     Except as otherwise provided in this Restated Certificate, any action required or permitted to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of the stockholders of the Corporation, and no action required to be taken or that may be taken at any annual or special meeting of the stockholders of the Corporation may be taken by written consent.

                                   ARTICLE IX

     A director of this corporation shall, to the full extent permitted by the Delaware General Corporation Law as it now exists or as it may hereafter be amended, not be liable to this corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Neither any amendment nor repeal of this Article IX, nor the adoption of any provision of thisRestated Certificate of Incorporation inconsistent with this Article IX, shall eliminate or reduce the effect of this Article IX in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article IX, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

                                   ARTICLE X

     This corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                                   ARTICLE XI

     To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) agents of the Corporation (and any other persons to which General Corporation Law permits the Corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the General Corporation Law, subject only to limits created by applicable General Corporation Law (statutory or non-statutory), with respect to actions for breach of duty to the Corporation, its stockholders, and others.

     Any amendment, repeal or modification of the foregoing provisions of this
Article XI shall not adversely affect any right or protection of a director, officer, agent, or other person existing at the time of, or increase the liability of any director of the Corporation with respect to, any acts or omissions of such director, officer or agent occurring prior to such amendment, repeal or modification.

                                    *  *  *

     FIVE: That thereafter said amendment and restatement was duly adopted in accordance with the provisions of Section 242 and Section 245 of the General Corporation Law by obtaining the vote of the holders of the majority of the outstanding stock of the corporation in favor of said amendment and restatement in the manner set forth in Section 228 of the General Corporation Law.

     IN WITNESS WHEREOF, the undersigned has executed this certificate on , 2000.

                                          --------------------------------------
                                          Dennis L. Barsema, Chief Executive
                                          Officer

                                     PROXY


                             REDBACK NETWORKS INC.



           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                            OF REDBACK NETWORKS INC.
        FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 8, 2000

     The undersigned stockholder of Redback Networks Inc. ("Redback"), hereby constitutes and appoints Dennis L. Barsema and Craig M. Gentner, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend and act for the undersigned at the special meeting of stockholders of Redback to be held on Thursday, June 8, 2000 at 10:00 a.m., local time, at Redback's headquarters located at 1195 Borregas Avenue, Sunnyvale, California 94089, and at any adjournments or postponements thereof, and in connection therewith to vote and represent all of the shares of common stock of Redback held of record by the undersigned on April 28, 2000, as directed on the reverse side of this proxy.

     Said attorneys and proxies, and each of them, shall have all the powers which the undersigned would have if acting in person. The undersigned hereby revokes any other proxy to vote at such meeting and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof.

     Each of the proxies named in this proxy present at the special meeting of stockholders, either in person or by substitute, shall have and exercise all the powers of said proxies hereunder. This proxy will be voted in accordance with the choice specified by the undersigned on this proxy. In their discretion, each of the above-named proxies is authorized to vote upon such other business incident to the conduct of the special meeting as may properly come before the special meeting or any postponements or adjournments thereof. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED HEREON, THIS PROXY WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR THE PROPOSAL AND ON ANY OTHER MATTERS TO BE VOTED UPON.


SEE REVERSE             PLEASE SIGN ON THE REVERSE SIDE              SEE REVERSE
   SIDE           AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE          SIDE

                                      SPECIAL MEETING OF STOCKHOLDERS
                                      Thursday, June 8, 2000
                                      10:00 a.m. Local Time
                                      Redback Networks, Inc.
                                      1195 Borregas Avenue
                                      Sunnyvale, California


INSTRUCTIONS FOR VOTING YOUR PROXY

Redback Networks Inc. is now offering stockholders of record three alternative ways of voting your proxies:

- BY TELEPHONE(using a touch-tone telephone)
- THROUGH THE INTERNET(using a browser)
- BY MAIL (traditional method)

Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you had returned your proxy card. We encourage you to use these cost effective and convenient ways of voting, 24 hours a day, 7 days a week.

TELEPHONE VOTING    Available only until 5:00 p.m. Eastern time on June 7, 2000.

-       This method of voting is available for residents of the U.S. and Canada.

- On a touch tone telephone, call TOLL FREE 1-877-816-0836 24 hours a day, 7 days a week.

- You will be asked to enter the company number and the control number shown below.

-       Have your proxy card ready, then follow the simple instructions.

-       Your vote will be confirmed and cast as you directed.

INTERNET VOTING     Available only until 5:00 p.m. Eastern time on June 7, 2000.

-       Visit our internet voting website at HTTP://PROXY.GEORGESON.COM.

- Enter the Company Number AND Control Number shown below and follow the instructions on your screen.

-       You will incur only your usual internet charges.

VOTING BY MAIL

- Simply mark, sign and date your proxy card and return it in the postage-paid envelope.

- If you are voting by telephone or the internet, please do not mail your proxy card.


               COMPANY NUMBER                      CONTROL NUMBER


               TO VOTE BY MAIL, PLEASE DETACH THE PROXY CARD HERE
--------------------------------------------------------------------------------
    The Board of Directors Unanimously Recommends a vote "FOR" the Proposal.

  1.  To amend Redback's Amended and Restated       FOR     AGAINST     ABSTAIN
      Certificate of Incorporation to increase      [ ]       [ ]         [ ]
      the number of shares of common stock that
      Redback is authorized to issue from
      200,000,000 to 750,000,000.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting of stockholders.

The undersigned acknowledges receipt of the accompanying notice of special meeting of stockholders and proxy statement.

Signature:                      Signature (if held jointly):
           ------------------                                -------------------

Date:                      , 2000
     ----------------------

IMPORTANT: In signing this proxy please sign exactly as your name(s) is (are) shown on the share certificate(s) to which the proxy applies. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Each joint tenant must sign.